1 August 12, 2026 SANTANDER HOLDINGS USA, INC. Second Quarter 2026 Fixed Income Investor Presentation

2 This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, factors such as the risks and uncertainties described in SHUSA’s filings with the Securities and Exchange Commission from time to time may cause SHUSA’s performance to differ materially from that suggested by the forward-looking statements. If one or more of the factors affecting SHUSA’s forward-looking statements renders those statements incorrect, SHUSA’s actual results, performance or achievements could differ materially from those expressed in or implied by the forward-looking statements. Readers should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre- Tax Pre- Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with generally accepted accounting principles (“GAAP”) and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. SHUSA’s subsidiaries include Santander Consumer USA Inc. (“SC”), Santander Bank, N.A. (“SBNA”), Banco Santander International (“BSI”), Santander Securities LLC (“SSLLC”), Santander US Capital Markets LLC (“SanCap”), as well as several other subsidiaries. The information in this presentation is intended only to assist investors and does not constitute legal, tax, accounting, financial or investment advice or an offer to invest. In making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, SBNA, SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and financial advisors and independently evaluate the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the Securities Act of 1933, as amended, or an exemption therefrom. Important Information

3 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

SHUSA

BANCO SANTANDER, S.A.
Source of Strength / Intragroup Funding

SHUSA

SC
Fund auto loans & leases with warehouse borrowings, ABS[1], unsecured SHUSA debt

SBNA
Fund consumer & commercial loans with deposits, brokered CDs[2] & sweeps, FHLB[3], ABS
New auto originations transitioned to SBNA beginning March 2026

SanCap
Fund capital markets with repos (FICC central clearing & bilateral/triparty), SHUSA op lines

BSI
International wealth management business

Core Segments	Q2 2026 Assets
Consumer Market-leading full spectrum auto lender and Consumer & Business Banking ("CBB")	$64B
Commercial Leading multifamily bank lender and proven servicer	$26B
Corporate & Investment Banking ("CIB") Global hub for capital markets and investment banking	$36B
Wealth Management Leading brand in LatAm for ultra-high-net-worth ("UHNW") and high-net-worth ("HNW") clients	$64B[4]
SHUSA Total	**$165B[5]**

Santander

1 | Asset-backed securitizations.
2 | Certificates of deposit.
3 | Federal Home Loan Bank borrowings.
4 | Represents assets and assets under management ("AUM"), which includes customer deposits, securities, loans and letters of credits.
5 | Includes assets categorized as "other"; excludes AUM.

4

5 SHUSA Q2 2026 Results at a Glance Improved Financial Metrics Normalized Credit Strong Capital / Liquidity $1.5B NET INTEREST INCOME (“NII”) Up 1.7% QoQ Up 2.7% YoY 13.2% 30-89 DAYS AUTO1 DELINQUENCY Up 95bps QoQ Up 62bps YoY 13.7% COMMON EQUITY TIER 1 (“CET1”) Up 68bps QoQ Up 84bps YoY $585M NET INCOME Up 41.2% QoQ Up 17.5% YoY 0.5% NCO RATE2 Down 15bps QoQ Flat YoY 27.5% TOTAL LOSS ABSORBING CAPACITY (“TLAC”) RATIO Up 280bps QoQ Up 110bps YoY 4.0% NET INTEREST MARGIN (“NIM”) Up 9bps QoQ Up 16bps YoY 6.9% ALLOWANCE RATIO3 Down 14bps QoQ Down 47bps YoY $79.6B SHUSA DEPOSITS Down 2.0% QoQ Down 0.9% YoY 1 | Consumer auto only. 2 | Total quarterly net charge-offs (“NCOs”) / average balance of financing receivables (Consumer + Commercial). 3 | Allowance for credit losses (“ACL”) to total loans outstanding.

Webster Transaction

- On August 4th, 2026, Santander received Federal Reserve approval for the acquisition of Webster Financial Corporation ("Webster"). This follows the approval by the Office of the Comptroller of the Currency on June 12, 2026, and the authorization granted by the European Central Bank on July 21, 2026. The transaction is now expected to close on August 20, 2026.

Leadership



Non-Executive Chairman of Santander US
Tim Ryan



CEO and President of Santander US
Christiana Riley



CEO SBNA, currently Chairman and CEO of Webster
Reporting to SHUSA board
John Ciulla



COO, SHUSA and SBNA
Reporting to J. Ciulla and C. Riley
Luis Massiani

SHUSA and Webster Combined ($B)[1]

	SHUSA	Webster	Combined
Total assets	$ 165	$ 86	$ 251
Loans	84	58	142
Deposits	80	70	150

Webster and Santander US Branch Footprint

● Webster branches
● Santander US branches


VT
NH
ME
NY
MA
CT
RI
PA
NJ
MD
D
E
FL

1 | Based on reported figures as of June 30, 2026.

Santander
6

7 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

Quarterly Profitability

Performance Highlights

Revenue[1]

- Strong NII and stable NIM performance driven by funding optimization associated with Openbank® expansion and higher investment securities yields
- Virtually all Auto loan and lease originations now funded with deposits, reducing reliance on wholesale funding
- Continued growth in CIB and capital-light fee businesses



+5%
$2,012
$2,057
$2,071
$2,012
$2,111
2Q25
3Q25
4Q25
1Q26
2Q26

G&A Expenses[2]

- Cost management remains disciplined, supported by continued execution of transformation initiatives
- Lower expenses in technology, occupancy and equipment, and loan servicing QoQ and YoY, demonstrate disciplined execution of transformation and cost-efficiency initiatives



+0%
$1,104
$1,143
$1,204
$1,098
$1,105
2Q25
3Q25
4Q25
1Q26
2Q26

Credit Loss Expense

- Reduced credit loss expense driven by lower charge-offs offsetting normalized delinquencies; quarter benefited from Auto seasonality
- Resilient consumer behavior and strong recoveries continue to support favorable credit performance despite normalizing delinquencies



-34%
$373
$368
$489
$431
$247
2Q25
3Q25
4Q25
1Q26
2Q26

Net Income

- Double-digit net income growth driven by CIB performance, funding optimization, cost discipline, and credit strength offset by sunset of electric vehicle tax credits
- Continued earnings momentum with 8 consecutive quarters of YoY net income growth



+17%
$498
$456
$326
$414
$585
2Q25
3Q25
4Q25
1Q26
2Q26

Santander

1 | Net of lease expense. Please refer to slide 27 and 28 for a detailed reconciliation of all non-GAAP measures.
2 | General, Administrative & Other ("G&A") excludes lease expense. Please refer to slide 27 and 28 for a detailed reconciliation of non-GAAP measures.

8

9 2,096 1,994 1,990 270 163 154 458 310 293 358 423 445 489 441 443 590 430 421 33 43 46 589 481 451 $3,182 $1,701 $2,890 $1,395 $2,882 $1,361 Int. Income Int. Expense Int. Income Int. Expense Int. Income Int. Expense Q2 2025 Q1 2026 Q2 2026 The YoY and QoQ increases in NII and stable NIM were primarily driven by:  Continued funding cost optimization supported by Openbank expansion  Higher investment securities yields, reflecting balance sheet repositioning and higher rate environment  Partially offset by lower loan and securities financing income as volumes and rates moderated  Stable NIM reflects continued discipline in asset-liability management despite lower earning asset balances NII Securities FF1 sold & repos Interest-earning deposits Loans Borrowings2 Trading liabilities FF1 purchased & repos IB3 deposits SHUSA NII ($M) NII & NIM Drivers Net Interest Income & Net Interest Margin 1 | Federal funds. 2 | Includes FHLB advances. 3 | Interest-bearing. $1,481 $1,495 $1,521 +3% Q2 2025 Q1 2026 Q2 2026 NIM 3.9% 4.0% 4.0% +2%

10 127 124 110 79 34 69 133 171 251 170 162 139 22 26 22 $531 $517 $591 Q2 2025 Q1 2026 Q2 2026 Securities gains, net Miscellaneous income, net Capital market revenue Net lease income1 Consumer and commercial fees Non-Interest Income Non-interest income increased QoQ driven by:  Higher capital market revenue, reflecting continued growth in CIB business  Partially offset by a decrease in consumer loan fees and losses on loan sales Non-interest income increased YoY driven by:  Strong capital market revenue driven by continued CIB expansion  Continued fee income growth driven by Auto servicing for others, Multi-family servicing, and Wealth Management fees  Partially offset by lower consumer fee income, reduced net lease income due to lower active lease units, and losses on loan sales 1 | Includes lease income net of lease expense. Please refer to slide 27 and 28 for a detailed reconciliation of all non-GAAP measures. Non-Interest Income ($M) Non-Interest Income Drivers +11% +14%

11 509 544 542 172 162 161 213 216 190 86 84 75 124 92 137 $1,104 $1,098 $1,105 Q2 2025 Q1 2026 Q2 2026 Other expenses Loan Technology2 Occupancy and equipment Compensation and benefits General, Administrative, & Other Expenses1 G&A and other expenses (excluding lease expense) flat QoQ and YoY driven by:  Lower expenses in technology, occupancy and equipment, and loan servicing QoQ and YoY, demonstrate disciplined execution of transformation and cost-efficiency initiatives  Sequential and YoY savings offset by increased accruals in other expense Expense Drivers 1 | Excludes lease expense. Please refer to slide 27 and 28 for a detailed reconciliation of all non-GAAP measures. 2 | Includes outside services and marketing expense. +0% +1% Expenses ($M)

Credit Loss Expense

Total Allowance for Credit Losses[1] ($M)

	Q2 2026	Q1 2026	Q2 2025
ALLL[2], beginning of period ("BOP")	$ 5,954	$ 6,000	$ 6,434
Day 1 allowance on purchased seasoned loans at acquisition[3]	-	38	-
Credit loss expense[4]	260	437	374
Net charge-offs	(396)	(521)	(451)
ALLL, end of period ("EOP")	5,818	5,954	6,357
Reserve for unfunded lending commitments, BOP	47	53	55
Credit loss (benefit) unfunded lending commitments, EOP	(13)	(5)	(1)
Reserve for unfunded lending commitments, EOP	34	48	54
Total ACL, EOP	5,852	6,002	6,411

Net Charge-offs ($M)



-12%
$451
$579
$636
$521
$396
2Q25
3Q25
4Q25
1Q26
2Q26

Credit Loss / (Benefit) Expense[4] ($M)



-34%
$373
$368
$489
$432
$247
2Q25
3Q25
4Q25
1Q26
2Q26

Expense Drivers

Credit loss expense improved QoQ and YoY underpinned by:

- Auto seasonality driving lower NCOs QoQ
- NCOs remained below prior-year levels, with resilient consumer performance and strong recoveries, offsetting the impact of normalized delinquencies
- ACL reserves releases driven by Auto seasonality and lower exposure in personal unsecured following Q4 loan sales

Santander

1 | Totals may not agree to the Company's Form 10-Q for the period ended June 30, 2026, due to rounding.
2 | Allowance for loan and lease losses ("ALLL").
3 | Purchased loans comprise purchased seasoned loans and purchased credit-deteriorated loans.
4 | Includes credit loss (benefit) on unfunded lending commitments.

12

13 85 84 83 83 83 36 38 39 40 40 20 20 21 23 24 21 16 14 15 11 10 10 8 7 7 $172 $168 $165 $168 $165 2Q25 3Q25 4Q25 1Q26 2Q26 43 43 43 44 44 19 18 18 18 17 16 16 16 16 16 10 10 8 7 7 6 6 6 6 61 2 1 1 1 2 1 1 $97 $96 $93 $92 $91 2Q25 3Q25 4Q25 1Q26 2Q26 5.3% 13.3% 12.1% 9.3% 0% 5% 10% 15% Total commercial Auto Total consumer Total loans  Loans and leases down 1.1% QoQ and 6.2% YoY, driven by lower auto lease originations, off-balance sheet securitizations, and portfolio sales  Total loan yields were flat QoQ and YoY, reflecting a stable short-term interest rate environment Balance Sheet Trends | Assets LHFS1 Other Residential Leases C&I2 and Other Commercial CRE3 and Multifamily Auto Leases Other Assets4 Cash Investments Gross LHFI5 1 | Loans held for sale. 2 | Commercial and industrial. 3 | Commercial real estate. 4 | Other assets includes securities purchased under repurchase agreements, LHFS, equipment, goodwill, intangible assets, bank-owned life insurance (“BOLI”), restricted cash, and ALLL. 5 | Loans held for investment. Yield on Loans ($B)Assets ($B) Loans & Leases ($B) Q2 2026 Recap

14 66 63 65 67 67 32 32 31 34 34 42 41 37 35 33 18 19 18 18 18 14 13 14 14 13 $172 $168 $165 $168 $165 2Q25 3Q25 4Q25 1Q26 2Q26 Consumer 72% Commercial 17% CIB 2% Wealth Management 7% Other3 2% 2.7% 2.8% 2.6% 2.5% 2.5% 2.3% 2.1% 2.2% 2.1% 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 27 26 27 27 26 9 9 11 15 15 14 13 14 14 13 18 16 15 13 14 12 12 12 12 12 $80 $76 $79 $81 $80 2Q25 3Q25 4Q25 1Q26 2Q26 IBD4 Deposits Balance Sheet Trends | Liabilities NIBD1 Deposits Equity Other Liabilities2 Borrowed Funds IB Deposits Savings NIBD Deposits CDs Money Market 1 | Non-interest-bearing demand. 2 | Other liabilities includes accrued expenses, advance payments, securities sold under repurchase agreements and trading liabilities. 3 | Other consists of deposits related to certain of SHUSA’s immaterial subsidiaries and corporate treasury deposits. 4 | Interest-bearing demand. Liabilities & Equity ($B) Deposits ($B) Cost of Deposits ($B) Deposits by Business

15 Cash at Federal Reserve Capacity at FHLB Discount window Liquidity from unencumbered securities (5% haircut) Liquidity from released govt. deposit collateral3 40.0 26.9 Liquidity & Wholesale Funding Cash and Immediately Available Sources of Liquidity Uninsured Deposits Q1 2026 Q2 2026 SBNA Insured Deposits 65% 66% 2Q26 Ratio: 149% 12.8 9.2 2.0 4.8 11.2 SBNA Contingent Liquidity ($B)Borrowed Funds Profile | Balance ($B) 1 | Includes subordinated notes; includes BSI unsecured debt and $850M of notes payable to Santander. 2 | The warehouse lines and repurchase facilities are fully collateralized by a designated portion of SHUSA’s retail installment contracts (“RICs”), leased. Includes $2B warehouse line with Santander’s NY branch. 3 | Includes high quality liquid assets that are encumbered as collateral for uninsured government deposits. % Variance Q2 2026 Q1 2026 Q2 2025 QoQ YoY SHUSA Unsecured Debt1 $ 14.2 $ 13.2 $ 14.2 8% - FHLB 1.1 0.5 2.5 120% (56%) Credit-Linked Notes ("CLNs") 1.3 1.1 0.9 18% 44% Third-Party Secured Funding2 0.4 1.9 3.8 (79%) (89%) Amortizing Notes 0.7 1.0 1.8 (20%) (56%) Securitizations 15.0 17.7 18.9 (15%) (21%) Total SHUSA Funding 32.7 35.4 42.1 (7%) (22%) Preferred Equity Issuance to Santander $ 2.0 $ 2.0 $ 2.0 - -

Debt & TLAC

- SHUSA is SEC-registered and issues under the ticker symbol "SANUSA", with ratings for SHUSA of A-(Fitch)/Baa2(Moody's)/BBB+(S&P)
- SHUSA meets the Federal Reserve's TLAC and long-term debt ("LTD") requirements[1], with 27.5% TLAC, 10.9% eligible LTD and a CET1 ratio of 13.7%
  - In June 2026, SHUSA issued $2.5B of senior unsecured notes across a 4nc3yr structure ($1B) at 5.04%, 6nc5yr structure ($750M) at 5.22%, and a 11nc10yr structure ($750M) at 5.70%

SHUSA Debt Maturity Schedule ($B)



$1.80
$0.95
3.24%
$0.85
SOFR² +57bps
2026
$1.05
$1.05
4.40%
2027
$1.00
$1.00
2.49%
2028
$2.75
$0.85
5.47%
$0.40
SOFR +161bps
$1.00
6.50%
$0.50
6.57%
2029
$3.00
$1.00
5.04%
$1.00
5.35%
$1.00
6.17%
2030
$1.75
$0.50
2.88%
$0.75
5.74%
$0.50
7.66%
2031
$0.50
$0.75
5.22%
$0.50
7.18%
2032
$0.75
$0.75
6.34%
2035
$0.75
$0.75
5.70%
2037
$2.00
$0.50
8.17%
$0.50
8.41%
$1.00
9.38%
Perpetual
Public issuance
Private placement
Internal TLAC

Santander

1 | SHUSA must hold the higher of 18% of its risk-weighted assets ("RWAs") or 9% of its total consolidated assets in the form of TLAC, of which 6% of its RWAs or 3.5% of total consolidated assets must consist of LTD. In addition, SHUSA must maintain a TLAC buffer composed solely of CET1 capital and will be subject to restrictions on capital distributions and discretionary bonus payments based on the size of the TLAC buffer it maintains.
2 | Secured Overnight Financing Rate.

16

17 12.8% 13.2% 12.6% 13.0% 13.7% 2Q25 3Q25 4Q25 1Q26 2Q26 On June 27, 2025, the Federal Reserve informed SHUSA of its updated stress capital buffer (“SCB”) requirement, which became effective on October 1, 2025. SHUSA’s updated SCB is 3.4% of its CET1, resulting in an overall CET1 capital requirement of 7.9%. Capital Ratios 1 | Under capital rules, SHUSA is not required to include negative accumulated other comprehensive income (“AOCI”) in regulatory capital, but as a subsidiary of a global systemically important bank we manage AOCI closely as it impacts regulatory capital at the global consolidated level. 2 | Estimate considering the full liquidation value of available-for-sale (“AFS”) and held-to-maturity (“HTM”) securities, net of statutory tax (26%). CET1 AFS & HTM Marked2 11.37% 11.85% 11.21% 11.52% 12.29% Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1 9.4% 9.7% 9.2% 9.4% 9.5% 2Q25 3Q25 4Q25 1Q26 2Q26 14.7% 15.0% 14.4% 14.9% 15.6% 2Q25 3Q25 4Q25 1Q26 2Q26 CET11 Tier 1 Leverage Ratio1 16.8% 17.1% 16.5% 17.0% 17.8% 2Q25 3Q25 4Q25 1Q26 2Q26

18 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

Business Activities Overview

Consumer

- In addition to branch-based deposits, CBB attracts customers nationwide through its digital banking platform, Openbank
- Market-leading full-spectrum auto lender

Openbank By Santander

Auto Relationships

Preferred Lending	Pass-Through	Strategic
Mitsubishi Motors, INEOS, Lotus	Nissan, CarMax	Tesla, Amazon Autos, MobilityWorks, Enterprise, Santander

Commercial

- CRE: Consists primarily of multifamily loans, and robust servicing fee income from FDIC joint venture[1,2,3]
- C&I: Provides services to a range of commercial customers



Other 5%
Industrial 4%
Retail 4%
Office 8%
Multifamily Construction 24%
Multifamily 55%

Corporate & Investment Banking

Financing and banking services to corporations with institutional broker dealer, SanCap

Investment banking

US fixed-income market making

Sales & trading

Structuring and advisory services

Equity research reports

Wealth Management

BSI leads in international private banking

- Servicing LatAm UHNW and HNW individuals
- Four investment platforms
- Edge Act corporation
- Present in Miami, New York, Houston & San Diego



Value Added Services
Alternative Investments
Structured Products
Credit Advisory
Real Estate Advisory
Wealth Planning
General Banking
CIB
Banking and Investment Services
Portfolio Advisory
Active Investment Services
Discretionary Portfolio Management
Banker
Client
Advisor

1 | Multifamily Construction is reported within "CRE" in the Company's Form 10-Q for the period ended June 30, 2026. Total Multifamily = $9.37B and total other CRE = $7.70B.
2 | Excludes commercial equipment vehicle financing.
3 | Does not include the acquired 20% interest in a structured limited liability company (the "Structured LLC") for approximately $1.1B. The Structured LLC was established by the FDIC to hold and service a $9B portfolio primarily consisting of New York-based rent-controlled and rent-stabilized multifamily loans retained by the FDIC following a recent bank failure. SBNA classifies its 20% interest in the Structured LLC as an AFS debt security.

Santander 19

Consumer Activities | Auto & CBB

Income Statement Data

($M)	Q2 2026 Auto	Q2 2026 CBB	Q2 2025[1] Auto	Q2 2025[1] CBB	Total Consumer Activities YoY
Interest income	$ 1,574	$ 748	$ 1,607	$ 748	(1.4%)
Interest expense	606	392	683	376	(5.8%)
Fees and other income	20	74	70	73	(34.3%)
Lease income	285	-	419	-	(32.0%)
Credit loss expense/(benefit)	278	3	342	27	(24.1%)
Lease expense	216	-	340	-	(36.5%)
General, administrative and other expenses	311	366	338	381	(5.8%)
Income/(loss) before income taxes	468	61	393	37	22.7%
($B)	2026		2025		YoY
Total assets as of 6/30	$ 56	$ 8	$ 58	$ 9	(4.6%)

Loans & Deposits ($B)

	Q2 2026	Q2 2025[1]	YoY
Residential mortgages	$ 3.9	$ 4.2	(7.1%)
Home equity loans and lines of credit	1.7	1.9	(10.5%)
Auto loans	43.4	42.9	1.2%
Personal unsecured loans	0.5	1.6	(68.8%)
Total consumer loans[3]	49.5	50.6	(2.2%)
Total consumer deposits	$ 57.8	$ 52.9	9.3%

Auto Distribution by FICO® Segment[2]



>=640
600-639
<600
No FICO
2016: 14% 17% 53% 16%
2017: 15% 17% 51% 17%
2018: 21% 18% 51% 11%
2019: 34% 16% 41% 9%
2020: 38% 16% 38% 9%
2021: 39% 16% 38% 7%
2022: 41% 17% 35% 7%
2023: 42% 18% 34% 6%
2024: 42% 19% 33% 6%
2025: 38% 19% 36% 7%
Q2'26: 38% 19% 37% 6%

Total Consumer Deposits ($B)



+9.3%
2Q25: $52,916 $8,293 $44,623
3Q25: $52,156 $8,043 $44,113
4Q25: $54,282 $7,911 $46,371
1Q26: $58,230 $8,048 $50,182
2Q26: $57,819 $7,782 $50,037
IBD deposits
NIBD deposits

Santander

1 | Prior period data has been recast.
2 | Auto loans excludes commercial fleet and LHFS.
3 | Ending balance loans and leases held-for-investment ("HFI").

20

21 $- $1 $2 $3 $4 $5 In One Year or Less One to Five Years Five+ Years Fixed Rate CRE Fixed Rate Multifamily Variable Rate CRE Variable Rate Multifamily NY 27% NJ 12% FL 9%TX 9% Other 43% Multifamily 55% Multifamily Construction 24% Office 8% Retail 4% Industrial 4% Other 5% Income Statement Data Commercial Activities | CRE, Multifamily, and C&I Loans & Deposits ($B) CRE Portfolio and Geographic Diversification Portfolio by Maturity and Interest Rate Type ($B) 1 | Prior period data has been recast. 2 | Ending balance loans and leases HFI. Q2 2026 Q2 20251 YoY CRE loans $ 7.7 $ 9.0 (14.4%) C&I loans 7.6 8.0 (5.0%) Multifamily loans 9.4 9.5 (1.1%) Other commercial 8.5 7.9 7.6% Total commercial loans2 33.2 34.4 (3.5%) Total commercial deposits $ 13.3 $ 13.7 (2.9%) Q2 2026 Q2 20251 Total Commercial Activities YoY($M) C&I CRE C&I CRE Interest income $ 186 $ 339 $ 220 $ 366 (10.4%) Interest expense 117 217 136 241 (11.4%) Fees and other income 12 33 18 13 45.2% Credit loss expense/(benefit) (14) (19) (1) 6 NM General, administrative and other expenses 44 45 47 46 (4.3%) Income/(loss) before income taxes 51 129 56 86 28.2% ($B) 2026 2025 YoY Total assets as of 6/30 $ 4 $ 22 $ 4 $ 23 (5.5%)

22 CIB Income Statement Data CIB & Wealth Management Wealth Income Statement Data 1 | Prior period data has been recast. ($M) Q2 2026 Q2 20251 YoY Interest income $ 616 $ 767 (19.7%) Interest expense 529 692 (23.6%) Fees and other income 274 161 70.2% Credit loss expense/(benefit) 1 - NM General, administrative and other expenses 242 233 3.9% Income/(loss) before income taxes 118 3 3833.3% ($B) 2026 2025 YoY Total assets as of 6/30 $ 36 $ 32 11.1% Total deposits 1.6 3.8 (57.8%) ($M) Q2 2026 Q2 20251 YoY Interest income $ 76 $ 86 (11.6%) Interest expense 37 35 5.7% Fees and other income 95 97 (2.1%) General, administrative and other expenses 77 70 10.0% Income/(loss) before income taxes 57 78 (28.2%) Asset and wealth management fees 89 86 3.5% ($B) 2026 2025 YoY Total assets as of 6/30 $ 9 $ 8 9.0% Total deposits 5.3 5.6 (5.1%)

23 1 At a glance 2 Results Appendix 4 Index 3 Core Business Activities

24 0% 5% 10% 15% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² 0.0% 0.5% 1.0% 1.5% 2.0% CRE C&I Multifamily Other Commercial ³ Loan Delinquency by Portfolio Class 1 | Based on a percentage of financing receivables for their respective loan businesses. 2 | Other consumer ($14.0M in Q2 2026) primarily includes recreational vehicle and marine loans. 3 | Other commercial ($8.5B in Q2 2026) includes commercial equipment vehicle financing leveraged leases and loans. 0% 1% 2% 3% CRE C&I Multifamily Other Commercial ³ 0% 1% 2% 3% 4% 5% Residential Mortgage Home Equity Auto Loans Personal Unsecured Other Consumer ² Consumer | 30-89 Days Past Due1 Commercial | 30-89 Days Past Due1 Commercial | 90+ Days Past Due1Consumer | 90+ Days Past Due1

25 Recoveries3Net charge-offs1 Charge-offs1,2  Consumer NCOs remain marginally below prior-year levels, supported by continued consumer resilience and strong recoveries, despite higher delinquencies.  Consumer NCOs decreased quarter-over-quarter, reflecting expected seasonality. Charge-offs and Recoveries by Portfolio Segment 1 | Charge-offs and NCOs are based on a percentage of their respective average loan balances. 2 | Includes current period gross write-offs for Q2 2026 by portfolio segment. 3 | Recoveries are based on a percentage of gross charge-offs. 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Commercial Consumer 0% 50% 100% 150% Commercial Consumer 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% 1.8% Commercial Consumer Q2 2026 Recap

26 Santander1 A1/Baa1 SHUSA Baa2 SBNA2 Baa1 Santander1 A+/A- SHUSA BBB+ SBNA A- Stable outlook (May 17, 2026)  In May 2026, Fitch upgraded SBNA’s senior unsecured debt ratings from ‘A-’ to ‘A’, and affirmed SHUSA’s senior unsecured debt ratings at ‘A-’  S&P and Moody’s affirmed SHUSA’s senior unsecured debt ratings in July 2025 and February 2026, respectively  In October 2025, Moody's upgraded Santander’s1 senior preferred debt rating from ‘A2’ to ‘A1’ and in April 2026 Moody’s affirmed Santander’s ratings after taking CMDI related rating actions on EU banks  Outlook remains “stable” for all ratings and entities SR. DEBT RATINGS BY SANTANDER ENTITY Santander1 A+/A SHUSA A- SBNA A Stable outlook (February 6, 2026) Stable outlook (July 23, 2025) Rating Agencies 1 | Senior preferred debt / senior non-preferred debt for Santander. 2 | SBNA long-term issuer rating.

27 SHUSA | Quarterly Trended Statement Of Operations ($M) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Interest income $ 2,882 $ 2,890 $ 2,985 $ 3,133 $ 3,182 Interest expense (1,361) (1,395) (1,490) (1,614) (1,701) Net interest income 1,521 1,495 1,495 1,519 1,481 Fees & other income 784 778 818 821 849 Other non-interest income 22 26 40 53 22 Net revenue 2,327 2,299 2,353 2,393 2,352 General, administrative, and other expenses (1,321) (1,385) (1,487) (1,479) (1,444) Credit losses expense/(benefit) (247) (431) (489) (368) (373) Income before taxes 759 483 377 546 535 Income tax (expense)/benefit (174) (69) (52) (90) (37) Net income / (loss) 585 414 325 456 498 NIM 4.0% 4.0% 3.9% 4.0% 3.9%

28 SHUSA | Non-GAAP Reconciliations – Income Statement Metrics 1 | Represents US GAAP measure. 2 | Represents non-US GAAP measure. 3 | Total may not foot due to rounding. ($M) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 SHUSA Revenue Net interest income1 $ 1,521 $ 1,495 $ 1,495 $ 1,519 $ 1,481 Total non-interest income1 806 804 858 874 871 Lease expense1 (216) (287) (282) (336) (340) Total revenue2 2,111 2,012 2,071 2,057 2,012 SHUSA Non-Interest Income Total non-interest income1 $ 806 $ 804 $ 858 $ 874 $ 871 Lease expense1 (216) (287) (282) (336) (340) Non-interest income2,3 591 517 576 538 531 Net Lease Income Lease income1 $ 285 $ 321 $ 351 $ 395 $ 419 Lease expense1 (216) (287) (282) (336) (340) Net lease income2 69 34 69 59 79 SHUSA G&A and Other Total general, administrative & other expenses1 $ 1,321 $ 1,385 $ 1,487 $ 1,479 $ 1,444 Lease expense1 (216) (287) (282) (336) (340) General, administrative & other (excl. lease)2 1,105 1,098 1,205 1,143 1,104

29 SHUSA | Non-GAAP Reconciliations – Capital Metrics ($M) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 CET1 to risk-weighted assets CET1 capital $ 14,160 $ 13,862 $ 13,500 $ 14,584 $ 14,173 Risk-weighted assets 103,532 106,804 107,408 110,787 110,393 Ratio 13.7% 13.0% 12.6% 13.2% 12.8% Tier 1 leverage Tier 1 capital $ 16,160 $ 15,862 $ 15,500 $ 16,584 $ 16,173 Avg total assets, leverage capital purposes 169,330 169,594 168,713 170,254 172,553 Ratio 9.5% 9.4% 9.2% 9.7% 9.4% Tier 1 risk-based Tier 1 capital $ 16,160 $ 15,862 $ 15,500 $ 16,584 $ 16,173 Risk-weighted assets 103,532 106,804 107,408 110,787 110,393 Ratio 15.6% 14.9% 14.4% 15.0% 14.7% Total risk-based Risk-based capital $ 18,390 $ 18,133 $ 17,776 $ 18,910 $ 18,501 Risk-weighted assets 103,532 106,804 107,408 110,787 110,393 Ratio 17.8% 17.0% 16.5% 17.1% 16.8%

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